SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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CORNERWORLD CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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February 3, 2015

Dear Fellow Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of CornerWorld Corporation (the “Company,” “we,” “us” or “ours”), which will be held at the Company’s offices, 13101 Preston Road, Suite 510, Dallas, Texas 75240, on Wednesday, March 25, 2015 at 11:00 a.m. local time.

At this meeting, you will be asked:

1.	to elect two (2) Directors who will serve one-year terms or until their successors have been duly elected and qualified.

2.	to ratify the selection of Montgomery, Coscia and Greilich, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2014;

3.

to consider and vote upon a proposal to grant the Company’s Board of Directors (the “Board”) the authority to effect a Reverse Stock Split of the Company’s outstanding common stock, $0.001 par value per share (the “Common Stock”) at an exchange ratio ranging between 1-for-2 and 1-for-100, with the exact exchange ratio to be determined by the Board in its sole discretion, by filing amendments to the Company’s Articles of Incorporation (the “Reverse Stock Split”); and

4.	to transact such other business as may properly come before the meeting.

The enclosed notice and Proxy Statement contain details about the business to be conducted at the meeting. You may also read the notice and Proxy Statement on our web page at http://www.cornerworld.com/.

Under rules recently adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the Internet, which are available for review at http://www.cstproxy.com/cornerworld/2015. Instructions on how to access and review the proxy materials on the Internet can be found on the Notice of Internet Availability of Proxy Materials (the “Notice”) sent to all stockholders. The Notice will also include instructions for stockholders on how to access the proxy card to vote over the Internet and how to obtain paper copies of the proxy materials. Alternatively, you may request paper copies of the proxy materials by calling 1-888-837-3910, or sending a request to our corporate offices, 13101 Preston Road, Suite 510, Dallas, Texas 75240, Attn: Chief Executive Officer. There is NO charge for requesting a paper copy. If you are able to attend the meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted at the meeting.

Sincerely,

/s/ Scott N. Beck

Scott N. Beck

Chairman of the Board of Directors and Chief Executive Officer

Dallas, Texas

CORNERWORLD CORPORATION

13101 Preston Road, Suite 510

Dallas, Texas 75240

______________

Notice of Annual Meeting of Stockholders

To Be Held March 25, 2015

______________

Time:	11:00 a.m. (local time)
Date:	March 25, 2015
Place:	CornerWorld Corporation
13101 Preston Road, Suite 510
Dallas, Texas 75240

Items of Business:	(1) To elect two (2) Directors of the Company who will serve until the 2016 Annual Meeting of Stockholders or until their successors are elected and qualified;

(2) To ratify the selection of Montgomery, Coscia and Greilich, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2015;

(3)

To consider and vote upon a proposal to grant the Company’s Board of Directors (the “Board”) the authority to effect a Reverse Stock Split of the Company’s outstanding common stock, $0.001 par value per share (the “Common Stock”) at an exchange ratio ranging between 1-for-2 and 1-for-100, with the exact exchange ratio to be determined by the Board in its sole discretion, by filing amendments to the Company’s Articles of Incorporation (the “Reverse Stock Split”); and

(4) To transact such other business as may properly come before the meeting.

The Board of Directors recommends a vote “FOR” Items 1, 2 and 3.

Record Date:	You are entitled to attend the Annual Meeting and can vote if you were a stockholder of record as of the close of business on January 23, 2015.

Annual Report:	A copy of our Transitional Report for the eight month period ended December 31, 2013 is enclosed.

Date of Mailing:	This notice and the Proxy Statement are first being mailed to stockholders on or about February 3, 2015.

By Order of the Board of Directors of

CornerWorld Corporation

/s/ Scott N. Beck

Scott N. Beck

Chief Executive Officer and Chairman of the Board of Directors

Dallas, Texas

February 3, 2015

YOUR VOTE IS IMPORTANT

It is important that your shares are represented and voted at the Annual Meeting. Whether or not you plan to attend the meeting, please provide your proxy by marking, dating and signing the enclosed proxy card and returning it promptly in the enclosed envelope. Stockholders also may have the option of voting electronically through the Internet or by telephone. See “How Can I Vote?” below for more information. Please read the accompanying Proxy Statement and the voting instructions printed on your proxy card for details about electronic voting procedures. If you are able to attend the meeting and wish to vote your shares personally, you may do so at any time before the polls close at the meeting.

TABLE OF CONTENTS

General Information	5

Proposal One: Election of Directors	8

Directors, Executive Officers and Corporate Governance	9

Executive Compensation	11
Summary Compensation Table	11
Outstanding Equity Awards at Fiscal Year-End	12
Potential Payments on Termination or Change in Control	12

Proposal Two: Ratification of Independent Registered Public Accounting Firm;	13

Benefit Plans	14

Director Compensation	14

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters	14

Certain Relationships and Related Party Transactions	15

Proposal Three: Approval of Reverse Stock Split	16

Other Matters	21

CORNERWORLD CORPORATION

13101 Preston Road, Suite 100

Dallas, Texas 75240

______________

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held March 25, 2015

______________

These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of CornerWorld Corporation (the “Company” or “CornerWorld”), a Delaware corporation, for the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the Company’s main offices, 13101 Preston Road, Suite 510, Dallas, Texas 75240, on Wednesday, March 25, 2015, at 11:00 a.m. local time and at any adjournments or postponements thereof. Shares represented by proxy cards in the form enclosed will be voted at the Annual Meeting if the proxy card is properly executed, returned to the Company before the Annual Meeting and not revoked. Any stockholder giving a proxy may revoke it at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by delivering a subsequently dated proxy card or by attending the Annual Meeting, withdrawing the proxy and voting in person. Your attendance at the Annual Meeting will not constitute automatic revocation of the proxy. These proxy materials were first mailed to stockholders on or about February 3, 2015.

PURPOSE OF MEETING

At the Annual Meeting, stockholders will be asked to consider proposals:

(i)	to elect two Directors to serve a one-year term (“Proposal One”);

(ii)	to ratify the selection of Montgomery, Coscia and Greilich, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2014 (“Proposal Two”);

(iii)

to grant the Company’s Board of Directors (the “Board”) the authority to effect a Reverse Stock Split of the Company’s outstanding common stock, $0.001 par value per share (the “Common Stock”) at an exchange ratio ranging between 1-for-2 and 1-for-100, with the exact exchange ratio to be determined by the Board in its sole discretion, by filing amendments to the Company’s Articles of Incorporation (the “Reverse Stock Split”) (“Proposal Three”); and

(iv)	to transact such other business as may properly come before the meeting.

The Board of Directors recommends that stockholders vote “FOR” the nominees for Director and “FOR” the proposal to ratify the selection of Schumacher and Associates, Inc.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will vote upon specific proposals as described in more detail in the proxy statement. In addition, our management will report on the Company’s performance over the last fiscal year and, following the meeting, respond to questions from stockholders.

Who may attend the Annual Meeting?

The Board of Directors set January 23, 2015 as the Record Date (the “Record Date”) for the Annual Meeting. All stockholders who owned shares of record of CornerWorld common stock at the close of business on the Record Date, or their duly appointed proxies, may attend and vote at the Annual Meeting or any adjournments thereof. Please note that if you hold shares in “street name” (that is, in a brokerage account or through a bank or other nominee), you will need to bring personal identification and a copy of a statement reflecting your share ownership as of the Record Date and check in at the registration desk at the Annual Meeting.

Who can vote?

Each stockholder who owned common stock of the Company (the “Common Stock”) at the close of business on the Record Date is entitled to one vote for each share of Common Stock held on all matters to be voted on. At the close of business on the Record Date, there were 162,937,110 shares of our Common Stock outstanding.

What am I voting on?

You will be voting on the following three items of business at the Annual Meeting:

•	the election of Mr. Scott N. Beck and Mr. Marc Blumberg to serve as Directors until the 2014 Annual Meeting of stockholders or until their successors are elected and qualified; and

•	the ratification of Montgomery, Coscia and Greilich, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015;

•	the consideration of a proposal to grant the Board the authority to effect a Reverse Stock Split; and

We will also consider other business that properly comes before the meeting.

How many votes are required to hold the Annual Meeting?

The required quorum for the transaction of business at the Annual Meeting is a majority of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting with respect to such matter.  If a broker holding stock in “street name” indicates on the proxy that it does not have discretionary authority to vote certain shares as to certain matters, which is known as a “broker non-vote,” those shares will have no effect on the voting of such matter, but will be counted for purposes of establishing a quorum.

How many votes are required to pass a proposal?

A plurality of the votes cast is required to elect Directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. A vote is withheld when a properly executed proxy is marked “WITHHELD FROM ALL NOMINEES” or “FOR ALL NOMINEES EXCEPT AS NOTED ABOVE” for the election of one or more Directors. The affirmative vote of a majority of the votes present or represented and entitled to vote is required for all other matters.

What does it mean to vote by proxy?

By giving your proxy, you give someone else the right to vote your shares in accordance with your instructions. In this way, you assure that your vote will be counted even if you are unable to attend the Annual Meeting. In this case, we are asking you to give your proxy to Scott N. Beck, Chief Executive Officer, and his respective designees. If you give your proxy but do not include specific instructions on how to vote, your shares will be voted FOR the election of the Board’s nominees and FOR the ratification of the appointment of the independent accountants.

How does the Board recommend I vote on the proposals?

The Board recommends votes:

•	FOR the election of Mr. Scott N. Beck and Mr. Marc Blumberg to serve as Directors until the 2014 Annual Meeting of stockholders or until their successors are elected and qualified;

•	FOR the ratification of Montgomery, Coscia and Greilich, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

•

FOR granting the Board the authority to effect a Reverse Stock Split of the Company’s outstanding common stock, $0.001 par value per share (the “Common Stock”) at an exchange ratio ranging between 1-for-2 and 1-for-100, with the exact exchange ratio to be determined by the Board in its sole discretion, by filing amendments to the Company’s Articles of Incorporation.  See also the summary of terms beginning on page 16 for more details, including an additional question and answer session, with respect to this proposal.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most CornerWorld stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with Continental Stock Transfer & Trust Co, CornerWorld’s transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by CornerWorld. As the stockholder of record, you have the right to grant your voting proxy or to vote in person at the Annual Meeting. CornerWorld has enclosed or sent a proxy card for you to use.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the Annual Meeting; however, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote your shares.  Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

How can I vote?

CornerWorld is offering stockholders of record the following methods of voting:

•	Electronic Voting by Telephone or Internet (available only to beneficial owners):

—  Telephone: You may vote by telephone; or

—  Internet: You may vote over the Internet;

•

Proxy Card (available to beneficial and record owners): If you received a paper copy of these proxy materials, you may indicate your vote on the enclosed proxy card by signing and dating the card where indicated and mailing the card in the enclosed prepaid envelope; or

•

In-Person (available to beneficial and record owners): You may also vote in person at the Annual Meeting. Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes for the election of Directors, so you will not be able to vote more than once for any individual Director, even if you withhold your vote for any other Director.

What happens if additional proposals are presented at the Annual Meeting?

Other than the election of Directors, the ratification of the independent registered public accounting firm and granting the Board the authority to effect a Reverse Stock Split, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, Scott N. Beck, our Chief Executive Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. Under our By-laws, the deadline for notifying us of any additional proposals to be presented at the Annual Meeting has passed and, accordingly, stockholders may not present proposals at the Annual Meeting.

Can I change my vote?

You may change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	signing another proxy card with a later date and returning it to us prior to the Annual Meeting;

•	voting again by telephone or through the Internet prior to 11:59 pm (EDT), on March 23, 2015;

•	giving written notice to the Corporate Secretary of the Company by March 23, 2015; or

•	voting again at the meeting.

Your attendance at the Annual Meeting will not have the effect of revoking a proxy unless you notify our Corporate Secretary in writing before the polls close that you wish to revoke a previous proxy. You may revoke your proxy at any time before the proxy has been voted at the Annual Meeting by taking one of the actions described above.

Who will count the votes?

Representatives of our transfer agent, Continental Stock Transfer & Trust Co., will count the votes and will serve as the independent inspector of the election.

What if I return my proxy card but do not provide voting instructions?

If you provide specific voting instructions, your shares will be voted as you instruct. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board. These recommendations are:

•	FOR the election of Mr. Scott N. Beck and Mr. Marc Blumberg to serve as Directors until the 2014 Annual Meeting of stockholders or until their successors are elected and qualified;

•	FOR the ratification of Montgomery, Coscia and Greilich, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

•

FOR granting the Board the authority to effect a Reverse Stock Split at an exchange ratio ranging between 1-for-2 and 1-for-100, with the exact exchange ratio to be determined by the Board in its sole discretion, by filing amendments to the Company’s Articles of Incorporation.

Will my shares be voted if I do not provide my proxy?

If a broker holding stock in “street name” indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be entitled to vote with respect to that matter.  Accordingly, a “broker non-vote” will be counted toward the establishment of a quorum, but, once a quorum is established, will have no effect on the voting on such matter.

Who is soliciting proxies?

Solicitation of proxies will be made by the Company’s management through the mail, in person, over the Internet or by telephone, without any additional compensation being paid to the Company’s management.  The cost of such solicitation will be borne by the Company.  In addition, the Company has requested that all brokers and other custodians of the Company’s stock forward proxies and soliciting materials to our stockholders.  The Company will reimburse them for the expenses incurred in so doing.

Deadline for receipt of stockholder proposals for 2016 Annual Meeting of Stockholders.

A stockholder wishing to submit a proposal to be considered for inclusion in the Proxy Statement and form of proxy relating to the 2016 Annual Meeting of Stockholders must submit the proposal in writing, and the proposal must be received by CornerWorld no later than June 30, 2015.

Date of our fiscal year end.

This Proxy Statement provides information about the matters to be voted on at the Annual Meeting and also additional information about CornerWorld, its officers and Directors. Our annual report on Form 10-K for the period ended December 31, 2014 will be completed shortly so we have mailed you our transitional report on Form 10-K for the eight month period ended December 31, 2013.  The information included in this proxy is dated as of December 31, 2014. Our fiscal year ends on December 31.

PROPOSAL ONE:    ELECTION OF DIRECTORS

The Company currently has 2 Directors. The term of each Director expires at the Company’s annual meeting each year. The persons whose names are listed below have been nominated for election as Directors by the Board of Directors. Each nominee, if elected, will serve until the Annual Meeting in 2016 or until his successor has been elected and qualified.

The Board of Directors’ nominees for election as Directors for a one-year term expiring at the Company’s annual meeting in 2016 are as follows:

Name of Director	Age	Positions with CornerWorld Since
Scott N. Beck	40	Chief Executive Officer, Chairman and Director, 2007
Marc Blumberg	41	Director, 2008

Scott N. Beck was appointed Chairman and Chief Executive Officer of CWC after founding CWC in 2007.  Prior to founding CWC, from 2004 to present, Mr. Beck has served as Chairman and President of Beck Ventures, a venture capital firm that he founded.  Prior to founding Beck Ventures, Mr. Beck worked as an Associate Vice-President at JP Morgan Chase and Co’s Lab Morgan where he focused on new business formation and corporate strategy for the bank globally. Prior to joining JP Morgan Chase, Mr. Beck was a member of SG Cowen’s Leveraged Finance Group, where he provided support to clients who access the high yield and leveraged finance capital markets. Preceding SG, Mr. Beck was a senior auditor at Ernst and Young LLP. Mr. Beck received a Masters of Accounting from the Kozmetsky School of Business at the University of Texas at Austin where he completed his B.B.A. Mr. Beck is a member of the Board of Directors of United Texas Bank and is President of Beck Properties Trophy Club. The Board of Directors has determined that Mr. Beck’s prior experience working as an investment banker on Wall Street with both high-tech and public companies make him uniquely qualified to serve as the Chairman of CornerWorld.

Marc Blumberg was appointed Director subsequent to CWC’s August 27, 2008 acquisition of Enversa Companies LLC (“Enversa”).  Mr. Blumberg currently is the co-owner and co-founder of Chooze shoes, an entity that is taking advantage of the highly lucrative children’s apparel market.  Mr. Blumberg had previously been with imc2 from 1997 to 2013 where he served as their President. At imc2, he led their clients in developing innovative and effective marketing strategies.  Mr. Blumberg helped build the company from six to a staff of over 500 people providing services to Procter & Gamble, The Coca-Cola Company, and GlaxoSmithKline. Before joining imc2, Mr. Blumberg was a strategy consultant for Gemini Consulting’s MAC Group and for the New England Consulting Group. Mr. Blumberg has spent his professional career consulting with FORTUNE 500 companies. He holds a Bachelor of Science in Economics from the University of Pennsylvania’s Wharton School of Business. The Board of Directors has determined that Mr. Blumberg’s joint experience with imc2 and serving as a consultant to FORTUNE 500 companies adequately qualifies him to serve on the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES FOR THE BOARD OF DIRECTORS.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The business and affairs of the Company are managed under the direction of the Board of Directors. The Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to stockholders. The Board believes that its practices align management and stockholder interests. Highlights of our corporate governance practices are described below.

Composition of the Board of Directors

Currently, we have 2 members on our Board of Directors.  Their identities and biographies are detailed in the previous section: Election of Directors.  Our Board of Directors is not currently divided into classes.

Additional Executive Officers

V. Chase McCrea III, age 46, has served as our Chief Financial Officer since his appointment September 18, 2009.  Mr. McCrea is a CPA with over 20 years of experience working with and for public companies serving in a variety of capacities.  Until July 2007, Mr. McCrea had served as the Interim Chief Financial Officer and Vice President of Finance of Home Solutions of America, Inc., a publicly traded construction concern. Prior to that, he worked as the Director of Finance for Penson Worldwide, Inc., an international securities clearing firm dating to the summer of 2006, and also as a Manager of SEC Reporting for chemical giant Celanese dating to the summer of 2005. For several years prior to 2005 Mr. McCrea had served as the Director of SEC Reporting for technology company DG Systems (the predecessor company to DG/FastChannel, Inc.) as well as serving as the Director of Finance for approximately five years for a telecommunications provider. Mr. McCrea’s experience includes over eight years working for Big Four accounting firms, where he attained the level of assurance manager. Mr. McCrea holds a Bachelor’s of Science in Accounting from the highly regarded accounting school at the University of Southern California.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Directors and executive officers, and any persons holding 10% or more of the Company’s common stock, to file reports of ownership and any changes in ownership of the Company’s stock. To the best of the Company’s knowledge, during the fiscal year ended December 31, 2014 its executive officers and directors complied with the Section 16(a) requirements with the exception that Mr. Beck was late in filing a single Form 4 with respect to an acquisition of stock.

Code of ethics

The Company has not currently adopted a code of ethics.

Director Independence

Our common stock is currently quoted on the OTC.QB Bulletin Board and is not listed on the Nasdaq Stock Market or any other national securities exchange. Accordingly, we are not currently subject to the Nasdaq continued listing requirements or the requirements of any other national securities exchange. Nevertheless, in determining whether a director or nominee for director should be considered “independent” the board utilizes the definition of independence set forth in Rule 5605(a)(2) of the Nasdaq Marketplace Rules. Our directors are not “independent” under these standards.

Board meetings

The Board of Directors held one meeting during the fiscal year ended December 31, 2014.  Mr. Beck and Mr. Blumberg attended the meetings.  Directors receive no compensation for meeting attendance.

Board committees

We do not have an audit, nominating or compensation committee. We intend, however, to establish an audit committee and a compensation committee of our Board of Directors in the future. We envision that the audit committee will be primarily responsible for reviewing the services performed by our independent auditors and evaluating our accounting policies and our system of internal controls. The compensation committee will be primarily responsible for reviewing and approving our salary and benefits policies (including stock options) and other compensation of our executive officers.

We do not have an audit committee financial expert on our Board because we do not have an audit committee and hiring an expert would be cost prohibitive.

Board Structure

Our Board has not chosen to separate the positions of Chief Executive Officer and Chairman of the Board in recognition of the fact that our operations are sufficiently limited that such separation would not serve any useful purpose. Our Chairman and Chief Executive Officer is responsible for setting the strategic direction for our company and for the day-to-day leadership of our Company, as well as setting the agenda for Board meetings and presiding over meetings of the full Board.

Role of Board in Risk Oversight Process

Management is responsible for the day-to-day management of risk and for identifying our risk exposures and communicating such exposures to our Board. Our Board is responsible for designing, implementing and overseeing our risk management processes. The Board does not have a standing risk management committee, but administers this function directly through the Board as a whole. The whole Board considers strategic risks and. opportunities and receives reports from its officers regarding risk oversight in their areas of responsibility as necessary. We believe our Board’s leadership structure facilitates the division of risk management oversight responsibilities and enhances the Board’s efficiency in fulfilling its oversight function with respect to different areas of our business risks and our risk mitigation practices.

Communications with the Board of Directors

Stockholders with questions about the Company are encouraged to contact the Company by sending communications to the attention of the Chief Executive Officer at 13101 Preston Road Suite 510, Dallas Texas 75240.  If stockholders feel that their questions have not been sufficiently addressed through communications with the Chief Executive Officer, they may communicate with the Board of Directors by sending their communications to the Board of Directors, c/o the Chief Executive Officer at the same address.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation earned by our Chief Executive Officer, our President, who had previously served as our Chief Marketing Officer, and our Chief Financial Officer for the last three fiscal years.  We do not have any other executive officers who were awarded, earned or were paid over $100,000.

Name and principal position (a)	Period (b)	Salary ($)(c)	Bonus ($)(d)	Stock Awards ($)(e)(4)	Option Awards ($)(f)(5)	All Other Compensation ($)(i)	Total ($)(j)
Scott N. Beck, Chairman of the Board of Directors, Chief Executive Officer	2014(1)	23,000(6)	—	—	—	—	23,000
	2013(2)	138,417(6)	—	—	—	—	138,417
	2013(3)	250,000	—	—	—	—	250,000

Marc A. Pickren, President, previously Chief Marketing Officer	2014(1)	—	—	—	—	—	—
	2013(2)	108,202(7)	—	—	—	—	108,202
	2013(3)	220,000	—	—	—	—	220,000

V. Chase McCrea III, Chief Financial Officer	2014(1)	165,000	3,000(8)	—	—	—	168,000
	2013(2)	116,875	41,250(8)	—	—	—	158,125
	2013(3)	165,000	27,514(8)	—	—	—	192,514

(1)	Amounts in this row are for the year ended December 31, 2014.

(2)	Amounts in this row are for the eight-month period ended December 31, 2013.

(3)	Amounts in this row are for the twelve-month period ended April 30 of the respective year

(4)

The amounts in column (e) reflect the dollar amount recognized for financial statement reporting purposes for the applicable fiscal year, in accordance with ASC Topic 718 (formerly FAS 123[R]) of stock awards granted to each named executive officer, and therefore include amounts from awards granted in and prior to the applicable fiscal year. Assumptions used in the calculation of this amount are included in Note 8 to the Company’s audited consolidated financial statements for the eight-month period ended December 31, 2013 included in this Transition Report on Form 10-K.

(5)

The amounts in column (f) reflect the dollar amount recognized for financial statement reporting purposes for the applicable fiscal year, in accordance with ASC 718 with respect to outstanding stock options granted to each executive officer, whether granted in that fiscal year or in prior fiscal years. These balances have not been adjusted for the potential impact of estimated forfeitures. Assumptions used in the calculation of this amount are included in Note 8 to the Company’s audited consolidated financial statements for the eight-month period ended December 31, 2013 included in this Transition Report on Form 10-K.

(6)

Effective November 1, 2013, Mr. Beck and the Company amended his employment agreement such that his annual base salary was reduced to $18,000; effective January 1, 2014, the Company amended his employment agreement such that his annual base salary was $23,000.

(7)	Mr. Pickren’s employment agreement expired of its own accord on September 15, 2013; it was not renewed. Mr. Pickren’s employment was terminated for cause on October 8, 2013.

(8)	This chart reflects the fact that Mr. McCrea’s bonuses have historically been accrued at the end of the reporting period and cash settled immediately subsequent to the end of the reporting period.

Executive Employment Agreements

On July 28, 2011, the Company’s CornerWorld, Inc. subsidiary entered into an employment agreement with Mr. Beck, its Chairman and Chief Executive Officer. Mr. Beck’s employment agreement has been modified multiple times, most recently as of November 1, 2013.  Pursuant to his employment agreement, Mr. Beck is paid an annual base salary of $23,000 and an annual performance based cash bonus subject to the discretion of the Board of Directors, a bonus fee of 2% of all equity and debt raised during the time of his contract payable out of proceeds at closing of such equity and/or debt capital transaction, a 3.50% fee for the transaction value of all acquisitions as defined in his employment agreement payable at closing, warrants equal to 3.25% of the equity issued pursuant to any debt and equity raised during the time of his employment agreement and the greater of 5% of fair market value or $5.0 million buyout fee in the case of a change in control. Mr. Beck’s employment agreement also provides that, if he is terminated without cause prior to the end of the employment agreement, he will be paid the full amount of his base salary for any days remaining in the full ten year term, the Company will purchase all equity instruments held by Mr. Beck and the Company will pay Mr. Beck $5.0 million within six months of his termination. Finally, Mr. Beck will receive 10% of amounts payable to the Company as a result of any patent infringement litigation. Mr. Beck’s employment agreement continues through July 27, 2021.

Mr. McCrea is employed subject to his employment agreement which became effective August 1, 2010. Pursuant to his employment agreement, Mr. McCrea is paid an annual base salary of $165,000 and a cash bonus equivalent up to 25% of his base salary. With respect to Mr. McCrea’s bonus, 33% is at the discretion of the Chief Executive Officer, 33% is payable to the extent the Company’s EBITDA exceeds $1.5 million and 33% if the Company completes its public filings in a timely manner. Mr. McCrea is also to be paid a severance equal to six months of his base salary should he be terminated without cause. On July 27, 2012, the Company and Mr. McCrea amended Mr. McCrea’s employment agreement such Mr. McCrea’s agreement continued through July 31, 2014.  All other terms remain unchanged.  Mr. McCrea’s employment agreement expired of its own accord on July 31, 2014 and was not renewed.   Mr. McCrea continues to be an at-will employee of the Company.

During the fiscal year ended December 31, 2014, there have been no occurrences of the re-pricing of an outstanding option or other equity-based award and no waiver or modification of any specified performance target with respect to any amount included in non-stock incentive plan compensation.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth information regarding stock option awards previously granted which were outstanding at December 31, 2014.

		Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options Exercisable (b)	Number of Securities Underlying Unexercised Unexercisable Options (c)	Equity Incentive Plan: Number of Securities Underlying Unexercised Unearned Options (d)	Weighted Average Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares of Units of Stock That Have Not Vested (g)	Market Value of Shares of Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested ($) (i)	Equity Incentive Plan Awards: Market of Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (j)
Scott N. Beck	—	—	—	—	—	—	—	—	—
V. Chase McCrea III	200,000	—	—	$0.20	10/12/15	—	—	—	—

POTENTIAL PAYMENTS ON TERMINATION OR CHANGE IN CONTROL

Each of Mr. Beck and Mr. McCrea are named Executive Officers currently employed subject to employment agreements.  Pursuant to their respective employment agreements, they are entitled to payments for termination for reasons other than cause or resulting from a change in control described as follows.

Should Mr. Beck be terminated prior to the expiration of his contract for a reason other than cause, as defined in his employment agreement, he is entitled to the following:

a)

Payment of the full amount of base salary for the days remaining of the contract for the full ten (10) year period of the contract; paid in full on the six month anniversary of  the date of termination;

b)

Any bonus amount that would otherwise have been payable to Employee, payable on the next date on which a bonus amount would have otherwise been payable to Employee following the  termination Date, prorated through the Termination Date;

c)	any vacation pay accrued but unpaid as of the Termination Date, payable in a single lump sum payment on the Termination Date; and

d)	the lump sum payment of Five Million Dollars ($5,000,000) paid in full on the six month anniversary date of the date of termination.

PROPOSAL TWO:    RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Montgomery, Coscia and Greilich, LLP (“MCG”) to audit our consolidated financial statements for the fiscal year ended December 31, 2015.  The Company also engaged MCG as its independent auditors for fiscal year ended December 31, 2014 and the eight month transition period ended December 31, 2013. Representatives of MCG will be present at the Annual Meeting telephonically and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from stockholders.

We are asking our stockholders to ratify the selection of MCG as our independent registered public accounting firm. Although ratification is not required by our By-laws or otherwise, the Board is submitting the selection of MCG to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Company may in its discretion select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Audit and Related Fees

The following is a summary of fees and services approved by the Company and billed by Schumacher and Associates, Inc. for the fiscal year ended December 31, 2014 and the transitional eight month period December 31, 2013.

	Year ended December 31, 2014	Eight month period ended December 31, 2013

Audit Fees (1)	$25,000	$21,000
Audit Related Fees (2)	—	—
Total (3)	$25,000	$21,000

(1)

Audit Fees. This represents the aggregate fees billed to us in each of fiscal 2014 and the eight month period ended December 31, 2013 for professional services rendered by MCG for (i) the audit of our annual financial statements included in our annual report on Form 10-K and (ii) the review of our interim financial statements included in the quarterly reports.

(2)

Audit-Related Fees. The aggregate fees billed to us in each of fiscal 2014 and the eight month period ended December 31, 2013 for professional services rendered by MCG for audit-related fees including statutory and regulatory filings was zero.  We do not currently engage Schumacher and Associates, Inc. to perform internal control testing.

(3)	We do not currently engage Montgomery, Coscia and Greilich, LLP. to perform tax or other services.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF MONTGOMERY, COSCIA AND GREILICH, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

BENEFIT PLANS

Stock Compensation Plans:

Incentive Stock Plan

On August 17, 2007, the Company’s board of directors adopted and implemented the Company’s 2007 Incentive Stock Plan. Under the Incentive Stock Plan, the Company is authorized to issue 4,000,000 shares of its common stock to the Company’s directors, officers, employees, advisors or consultants.

Any Incentive Stock Option granted to an employee of the Company shall become exercisable over a period of no longer than 5 years, and no less than 20% of the shares covered thereby shall become exercisable annually. 25% of shares vest on the six month anniversary of the date of grant, the Initial Vesting Date, while the remaining options vest annually in 25% increments beginning on the first anniversary of the Initial Vesting Date. The options expire 10 years from the grant date.

The number of shares outstanding under the Company’s 2007 Incentive Stock Plan as of December 31, 2014, was 1,925,000 of which 686,250 had become fully vested.

Stock Compensation Plan

On August 17, 2007, the Company’s board of directors adopted and implemented the Company’s 2007 Stock Compensation Plan. The total number of shares of the Company’s common stock which may be purchased or granted directly by Options, Stock Awards or Warrants under the Compensation Plan shall not exceed 4,000,000 shares of the Company’s common stock.

Awards granted to a participant of the Company shall become exercisable over a period of no longer than 5 years, and may vest as determined at the Company’s discretion at the time of grant.

As of December 31, 2014, 1,625,000 authorized shares under the Company’s 2007 Stock Compensation Plan had been granted of which 443,750 had become fully vested.

DIRECTOR COMPENSATION

We do not compensate our directors for their time spent on our behalf, but they are entitled to receive reimbursement for all out of pocket expenses incurred for attendance at our Board of Director meetings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth, as of December 31, 2014 (except where otherwise noted), certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Company’s outstanding shares of Common Stock, (ii) each of the Company’s Directors, (iii) each of the executive officers and (iv) all current Directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date. As of December 31, 2014, the Directors and executive officers of the Company held a total of 63,125,730 shares of Common Stock entitled to vote, representing 38.7% of the then outstanding shares of Common Stock.

Beneficial Owner	Amount of Common Stock Beneficially Owned as of December 31, 2014 (1)	Percentage of Common Stock Outstanding (1)

Executive Officers and Directors (2)
Scott Beck	56,787,044	34.9%
Marc Blumberg	3,138,686	1.9%
V. Chase McCrea III (3)	3,200,000	2.0%
All executive officers and directors as a group (consisting of 3 individuals)	63,125,730	38.7%

Other 5% stockholders:
IU Holdings II, LP (4)	58,314,132	37.1%
Total Executive Officers, Directors and Affiliates (2)	121,439,862	74.2%

(1)

The number of shares of Common Stock outstanding as of December 31, 2014 was 162,937,110. The number of beneficially owned shares includes 200,000 shares issuable pursuant to stock options that may be exercised within sixty (60) days after December 31, 2014.

(2)

Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the officers and Directors named in the table have sole voting and investment power with respect to all shares of Common Stock. Unless otherwise indicated, the business address of each beneficial owner listed is 13101 Preston Road, Suite 510, Dallas, Texas 75240.

(3)	Includes 200,000 shares issuable upon exercise of stock options exercisable or that vest within 60 days of December 31, 2014.

(4)

The business address of this entity is 5005 LBJ, Freeway, Suite 370 Occidental Tower Management, Dallas, TX 75244.  See “Certain Relationship ad Related Transactions” below for additional information regarding this entity.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

On March 30, 2011, the Company entered into a subordinated $389,942 promissory note (the “Senior Note”) with Scott N. Beck, the Company’s Chief Executive Officer. Interest on the outstanding principal amount under the Senior Note is payable at the Company’s discretion at a rate of 6.25% per annum and monthly principal payments totaling $12,746 had been deferred until December 31, 2014. The Company did not make the required principal payment on December 31, 2014 and is, technically, in default with this instrument.  As of the date of this filing, Mr. Beck has not called default on the Senior Note but there can be no assurance that Mr. Beck will not call default on the Senior Note at any time. The Company recorded interest of $26,449, $24,186 and $36,685 on this facility during the year end December 31, 2014, the eight-month period ended December 31, 2013 and the fiscal year ended April 30, 2013, respectively.  The balance of this note totaled $338,958 at December 31, 2014.

The Company is party to a lease agreement with 13101 Preston Road, LP pursuant to which it leases office space for its corporate headquarters.  The limited partners of 13101 Preston Road, LP are trusts controlled by the family of the Company’s Chief Executive Officer. The lease expires on May 31, 2016 with minimum future rentals of $31,900 in the calendar year ended December 31, 2015, followed by $13,500 in the final five months of the lease in calendar year 2016.  The Company paid $27,500, $20,000 and $106,692 in rent during the year ended December 31, 2015, the eight-month period ended December 31, 2013 and the fiscal year ended April 30, 2013, respectively.  The Company also has a $17,500 deposit on the space for this lease.

The Company provides accounting, human resources and certain IT services to an entity controlled by the family of the Company’s Chief Executive Officer for $5,000 per month.  The Company received $60,000, $40,000 and $60,000 from this entity during the year ended December 31, 2014, the eight-month period ended December 31, 2013 and the fiscal year ended April 30, 2013, respectively.

Policy Regarding Transactions with Related Persons

We do not have a formal, written policy for the review, approval or ratification of transactions between us and any director or executive officer, nominee for director, 5% stockholder or member of the immediate family of any such person that are required to be disclosed under Item 404(a) of Regulation S-K. However, our policy is that any activities, investments or associations of a director or officer that create, or would appear to create, a conflict between the personal interests of such person and our interests must be assessed by our Chief Executive Officer and our Chief Financial Officer.

PROPOSAL THREE:    PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK.

The Company currently has two classes of authorized stock: Preferred Stock and Common Stock. Each class of stock has 250,000,000 shares authorized.  At the time of this filing, there are no shares of Preferred Stock outstanding and there are 162,937,110 shares of Common Stock issued and outstanding.  The Company is registered as a Nevada corporation and Nevada Revised Statute (NRS) 78.2055, item 1 provides that a, “corporation that desires to decrease the number of issued and outstanding shares of a class or series held by each stockholder of record at the effective date and time of the change without correspondingly decreasing the number of authorized shares of the same class or series may do so if the proposal is approved by the Board and by a vote of stockholders holding a majority of the voting power of the affected class or series.”  The Company is proposing to grant the Board the authority to effect a Reverse Stock Split of the Company’s Common Stock at an exchange ratio ranging between 1-for-2 and 1-for-100, with the exact exchange ratio to be determined by the Board in its sole discretion, by filing amendments to the Company’s Articles of Incorporation.  Accordingly, the Company is bringing the vote before its shareholders.

The following summary of terms, together with the Questions and Answers section that follows, highlights certain information about the proposal granting the Company’s Board the authority to effect a Reverse Stock Split, but may not contain all of the information that is important to you in considering the proposed Reverse Stock Split. For a more complete description of the proposed Reverse Stock Split, we urge you to carefully read this proxy statement before you vote. For your convenience, we have directed your attention to the location in this proxy statement where you can find a more complete discussion of the items listed below.

Information About the Proposal Granting the Board the Authority to Effect A Reverse Stock Split

•

After consideration of numerous factors, the Company has decided to effectuate a Reverse Stock Split in an as yet to be determined ratio without increasing the amount of authorized shares of our common stock. References to the Reverse Stock Split in this proxy statement include the Reverse Stock Split only, unless the context otherwise requires.

•

The proposal to authorize the Board to effect a Reverse Stock Split in an as yet to be determined ratio is predicated upon the potential spinoff to our stockholders of all of our currently operating subsidiaries as well as all of the assets and liabilities of the holding company, CornerWorld Corporation, including, but not limited to, cash, accounts receivable, accounts payable and the Senior Note payable, to the Company’s CEO; contemporaneous to the spinoff, Mr. Beck has agreed to waive all change of control provisions as such provisions relate specifically to the spinoff.  See “Purposes of and Reasons for the Reverse Stock Split and the Spinoff of Woodland Holdings” immediately following this section for more information regarding the spinoff.  If the proposal to authorize the Board to effect a Reverse Stock Split is approved, the Company expects that the spinoff will take place on March 30, 2015. The Company plans to hold its annual shareholders meeting on March 25, 2015 and, if the proposal to authorize the Board to effect a Reverse Stock Split is approved, all the Company’s operating subsidiaries will be spun off pro-rata to the shareholders of record on March 30, 2015.

•

In addition, if the proposal to authorize the Board to effect a Reverse Stock Split receives an adequate number of favorable votes, we anticipate filing a Certificate of Amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada.

•

See “Special Factors - Purposes of and Reasons for the Reverse Stock Split and the Spinoff of Woodland Holdings” beginning on page 16 and “QUESTIONS AND ANSWERS ABOUT THE PROPOSED REVERSE STOCK SPLIT” beginning on page 18.

Purposes of and Reasons for the Reverse Stock Split and the Spinoff of Woodland Holdings

•

As reported on November 5, 2014 on Form 8-K, the Company signed a non-binding letter of intent to merge its business interests Neogenix LLC, DBA Ogenix (“Ogenix”), a limited liability company based in Ft. Lauderdale, Florida.  Ogenix provides devices that use patent protected technology positioned to change the standard of care in chronic wound healing in the US and internationally.  Ogenix operates in business lines not entirely related to the Company’s current operations of telecom and marketing services.  Accordingly, the Board of Directors has decided that, the best way to effectuate a merger of Ogenix’ interests with the Company’s existing business, is to segregate the Company’s existing business into a separate operating subsidiary.  As such, the Company expects to register the shares of Woodland Holdings (“Woodland”), one of the Company’s wholly owned subsidiaries, via the filing of a Registration Statement on Form 10.  Following the spinoff, Woodland will become the parent company of all the Company’s current operating subsidiaries. The cash, accounts receivable, accounts payable and the Senior Note of the Company’s holding company, CornerWorld Corporation, will be contributed and/or assigned to Woodland, leaving only the publicly traded CornerWorld Corporation holding company as a stand-alone entity.  Shareholders of record of the Company as of March 25, 2015 will receive their pro-rata ownership in Woodland while simultaneously retaining their ownership in CornerWorld Corporation stock.

•

The Company is currently negotiating a stock purchase agreement whereby it can acquire 100% of the issued and outstanding shares of Ogenix in exchange for stock of the Company.  Effectuating the Reverse Stock Split while simultaneously maintaining the same amount of authorized shares will enable the Company to issue an adequate number of new common shares to Ogenix shareholders to complete the proposed share exchange.  If approved, the Company anticipates that the proposed share exchange with Ogenix would take place as soon as the stock purchase agreement is executed. If the proposal to authorize the Board to effect a Reverse Stock Split is approved, the Company anticipates that the stock purchase agreement will be completed subsequent to this annual meeting of shareholders.

•

Spinning off Woodland from the Company will enable the management of each surviving company to focus solely on the business operations of each company while simultaneously providing ownership interests in two publicly traded companies with substantially different lines of business to the existing shareholders of CornerWorld.

Fairness of the Proposal to Authorize the Board to Effect a Reverse Stock Split

•

The Board of Directors has fully considered and reviewed the terms, purposes and effects of a Reverse Stock Split. Based on its review, the Board of Directors unanimously determined that the proposal to authorize the Board to effect a Reverse Stock Split is procedurally and substantively fair to our stockholders.

•	The Board of Directors considered a number of factors in reaching its determinations, including:

◦

The limited trading volume and liquidity of the Company’s current shares of Common Stock and the opportunity the Reverse Stock Split creates by providing consideration for the proposed Ogenix merger.  Further, the Board of Directors determined the Reverse Stock Split is fair and attractive and does not cause the Company to incur brokerage commissions;

◦

The Company’s directors, executive officers and stockholders who own more than 10% of our outstanding common stock, which we refer to in this proxy statement as our “affiliates”, will be treated no differently than stockholders who are not directors, executive officers or holders of 10% or more of the stock of the Company stockholders, which we refer to in this proxy statement as our “unaffiliated stockholders”; and

◦

Current stockholders will continue to own their pro-rata share of the existing businesses with all the same rights that such shares provide, and will also benefit from the potential opportunity to participate in the gains resulting from the Ogenix transaction.

Disadvantages of a Reverse Stock Split

If the proposal to authorize the Board to effect a Reverse Stock Split occurs, there will be certain disadvantages to stockholders, including the following:

•

The Reverse Stock Split coupled with maintaining the same amount of authorized shares could lead to significant dilution of current shareholders in a situation where the Company decides to issue more shares. Existing shareholders will continue to hold their pro-rata share of the Company’s common stock until such time as the Company completes its planned merger with Ogenix. Should the planned merger with Ogenix occur, existing shareholders will be diluted by the amount of shares issued in the acquisition of Ogenix. It is anticipated that, should the merger occur, the Company, after acquiring Ogenix, will continue to file all required reports to maintain its listing on the OTC.QB

•

Subsequent to the spin-off, Woodland entity may consider delisting from the OTC.QB which would enable it to cease filing annual, quarterly, current, and other reports and documents with the SEC, and stockholders will cease to receive annual reports and proxy statements as required under the Exchange Act. Woodland would not be providing periodic reports in the format currently required of us under the provisions of the Exchange Act and, as a result, continuing stockholders may have access to less information about Woodland and its continuing business, operations and financial performance. Woodland would no longer be subject to the provisions of the Sarbanes-Oxley Act or the liability provisions of the Exchange Act (other than the general anti-fraud provisions thereof). While we anticipate that Woodland common stock will be eligible for quotation on the OTC Pink marketplace, a lower tier of OTC Markets, trading opportunities in the OTC Pink marketplace will be dependent upon whether any broker-dealers commit to make a market for our common stock. We cannot guarantee that quotations for our common stock will appear on OTC Pink. In addition, because of the limited liquidity of our common stock, the suspension of our obligation to publicly disclose financial and other information following the spin-off, continuing stockholders may potentially experience a significant decrease in the value of their common stock in Woodland.

•

Woodland directors, executive officers and holders of 10% or more of the stock of the Company will no longer be required to file reports relating to their transactions in Woodland common stock with the SEC. In addition, Woodland directors, executive officers and holders of 10% or more of the stock of the Company will no longer be subject to the recovery of the short-swing profits provisions of the Exchange Act, and persons acquiring more than 5% of Woodland common stock will no longer be required to report their beneficial ownership under the Exchange Act.

•	Woodland common stock’s potentially reduced liquidity may result in fewer opportunities to utilize equity-based incentive compensation tools to recruit and retain top executive talent.

Voting Information

•

The affirmative vote of the holders of a majority of all shares of common stock issued and outstanding and entitled to vote at the Annual Meeting will be required to approve the proposed amendment to the Certificate of Incorporation to authorize the Board to effect a Reverse Stock Split. Our directors, executive officers and holders of 10% or more of the stock of the Company have indicated that they intend to vote the shares of our common stock for which they have or share voting power and which are outstanding on the record date and eligible to vote at the Annual Meeting (expected to be 121,439,862 shares or 74.2% of our then outstanding class of common stock eligible to vote at the Special Meeting, assuming such persons do not exercise any stock options before the record date) “FOR” the authorization of the Board to effect a Reverse Stock Split.

Termination of the Increase in Authorized Common Stock

•

The Board of Directors has reserved the right to abandon the Reverse Stock Split if it believes the Reverse Stock Split is no longer in the Company’s best interests, and the Board of Directors has retained authority, in its discretion, to withdraw the proposal to authorize the Board to effect a Reverse Stock Split from the agenda of the Annual Shareholders’ Meeting prior to any vote. In addition, even if the proposal to authorize the Board to effect a Reverse Stock Split is approved by stockholders at the Annual Meeting, the Board of Directors may determine not to implement the Reverse Stock Split if it subsequently determines that the Reverse Stock Split is not in our best interests. The Board of Directors could take this action for a number of reasons including, but not limited to, breakdowns in the negotiations with Ogenix or a determination that the spin-off of Woodland Holdings is too costly.

QUESTIONS AND ANSWERS ABOUT THE PROPOSED AUTHORIZATION BY THE BOARD TO EFFECT A REVERSE STOCK SPLIT

The following questions and answers are intended to briefly address potential questions regarding the proposal to authorize the Board to effect a Reverse Stock Split. These questions and answers may not address all questions that may be important to you as a stockholder. Please refer to the more detailed information contained elsewhere in this proxy statement and any information and documents referred to or incorporated by reference in this proxy statement.

What is the proposal to authorize the Board to effect a Reverse Stock Split?

The proposal to authorize the Board to effect a Reverse Stock Split while maintaining the same number of authorized shares will enable the Company to issue new shares of its common stock. Future issuances of new shares will dilute your ownership percentage. The number of outstanding shares of our common stock will NOT change simply as a result of the passing of this proposal. The number of authorized shares of the Company’s preferred stock will remain the same, at 250,000,000 shares.

Is there a condition to our effecting the proposal to authorize the Board to effect a Reverse Stock Split?

No.  However, even if the proposal to authorize the Board to effect a Reverse Stock Split is approved by stockholders at the Annual Meeting, the Board of Directors may determine not to implement the Reverse Stock Split if it subsequently determines that the Reverse Stock Split is not in the Company’s best interests.

How does the Board recommend that I vote on the proposals?

The Board unanimously recommends that you vote “FOR” all three proposals, including the proposal to authorize the Board to effect a Reverse Stock Split.

What is the purpose of the proposal to authorize the Board to affect a Reverse Stock Split?

The Board of Directors has decided that, in order to best pursue a merger with Ogenix, the proposed Reverse Stock Split is necessary such that the Company will have sufficient numbers of shares to potentially tender to Ogenix existing shareholders.

How will the proposal to authorize the Board to effect a Reverse Stock Split effect the Company?

Though the proposal to authorize the Board to effect a Reverse Stock Split will have little anticipated effect on the Company’s business and operations, it will enable management and the Board of Directors the ability to pursue certain merger candidates, including Ogenix.  Should the Company be successful in these endeavors, the Company’s existing shareholders could experience significant dilution in their current ownership percentages.

How will the spinoff effect the Company?

Following the spinoff of our Woodland Holdings business, anticipated to take place on or about March 30, 2015, we will effectively have no business operations until such time as we are able to effectuate a merger with Ogenix or some other entity.  We will continue to operate our Woodland Holdings subsidiary as a separate company.

What is the OTC Pink marketplace?

The OTC Pink marketplace is a lower tier of OTC markets than the OTCQB marketplace, on which our common stock is currently quoted. OTC Pink marketplace, on which it is anticipated that Woodland Holdings will trade, offers limited information about issuers of securities, like our common stock, and collects and publishes quotes of market makers for over-the-counter securities through its website at www.otcmarkets.com. Trading opportunities in the OTC Pink marketplace for Woodland Holdings common stock will depend on whether any broker-dealers make a market for our common stock, and we cannot guarantee that quotations for our common stock will in fact appear on the OTC Pink marketplace.

What potential conflicts of interest are posed by the proposal to authorize the Board to effect a Reverse Stock Split?

Our directors, executive officers and holders of 10% or more of the stock of the Company may have interests in the proposal to authorize the Board to affect a Reverse Stock Split that are different from your interests as a stockholder, and have relationships that may present conflicts of interest. While our Board of Directors recommends a vote “FOR” the proposal to authorize the Board to effect a Reverse Stock Split, to the Company’s knowledge, none of the Company’s affiliates has made a recommendation, in their individual capacities, either in support of or opposed to the proposal to authorize the Board to effect a Reverse Stock Split. Our directors, executive officers and holders of 10% or more of the stock of the Company have indicated that they intend to vote the shares of our common stock for which they have or share voting power and which are outstanding on the record date and eligible to vote at the Annual Meeting (expected to be 121,439,862 shares, or 74.2% of our then outstanding class of common stock; this assumes such persons do not exercise any stock options before the record date) “FOR” the proposal to authorize the Board to effect a Reverse Stock Split.

Upon the effectiveness of the proposal to authorize the Board to effect a Reverse Stock Split , the aggregate number of shares of our common stock owned by our current directors, executive officers and holders of 10% or more of the stock of the Company will be remain the same and the ownership percentage of the shares of our common stock held by our current directors, executive officers and holders of 10% or more of the stock of the Company will also remain the same. Although certain members of the Board of Directors and executive officers hold options relating to our common stock, all options will remain unchanged.

How many shares were outstanding on the record date?

At the close of business on the record date, there were 162,937,110 shares outstanding. Only shares of common stock outstanding on the record date will be eligible to vote on the proposal to authorize the Board to effect a Reverse Stock Split. At the Annual Meeting, each share of common stock entitles the holder thereof to one vote.

What is a “quorum” for purposes of the Annual Meeting?

In order to conduct business at the Annual Meeting, a quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares are present at the Annual Meeting in person or by proxy. On the close of business on the record date, there were 162,937,110 shares outstanding and entitled to vote and, accordingly, the presence, in person or by proxy, of at least 81,468,555 shares is necessary to meet the quorum requirement.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

What vote is required to approve the proposals?

Once a quorum has been established, approval of the re-election of the two members to the Board of Directors, affirmation of Montgomery Coscia and Greilich, LLP as the Company’s independent registered public accounting firm and the proposal to authorize the Board to amend the Company’s Certificate of Incorporation to effect a Reverse Stock Split requires the affirmative vote of the holders of a majority of all of the shares outstanding and entitled to vote on these matters.

How are broker non-votes counted?

Broker non-votes generally occur when shares held by a broker nominee for a beneficial owner are not voted with respect to a proposal because the nominee has not received voting instructions from the beneficial owner and lacks discretionary authority to vote the shares. Brokers normally have discretion to vote on “routine matters,” such as the ratification of independent registered public accounting firms, but not on non-routine matters, such as amendments to charter documents and the election of directors.

Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of shares required to approve a specific proposal.  Accordingly, a broker non-vote will have the effect of a vote against the proposals.

How are abstentions counted?

A properly executed proxy marked “ABSTAIN” with respect to any such matter will be counted for purposes of determining whether there is a quorum. However, under Nevada law, a proxy marked “ABSTAIN” is not considered a vote cast.   Accordingly, an abstention will have the effect of a vote against the proposals.

What will happen if the proposal to authorize the Board to effect a Reverse Stock Split is approved by our stockholders?

Assuming that we have a quorum and the proposal to authorize the Board to effect a Reverse Stock Split is approved by our shareholders, shortly thereafter, the Company expects to effectuate a reverse stock split in an as yet to be determined ratio, execute the share exchange agreement with Ogenix and spin-off all its operating subsidiaries into a new public entity, Woodland Holdings Corporation.  CornerWorld Corporation’s shareholders would still hold their same amount of shares in CornerWorld Corporation and, after the spin-off, they would also have the same pro-rata ownership interest in Woodland Holdings Corporation.

If it succeeds in executing the share exchange agreement with Ogenix, CornerWorld would be required to issue new shares to effectuate the planned merger with Ogenix and existing CornerWorld shareholders’ ownership interests would be diluted by any new shares issued in association with the planned Ogenix merger.  At the time of this filing, negotiations between CornerWorld and Ogenix remain ongoing and the final ownership percentages retained by CornerWorld shareholders subsequent to the merger have not yet been determined.  Furthermore, there is no guaranty that the proposed merger between CornerWorld and Ogenix will be consummated.  In such a scenario, CornerWorld may choose not to move forward with the spin-off of Woodland.

If, at the time of the Woodland spin off, there are fewer than 300 record holders of our common stock, Woodland may file with the SEC to deregister its shares of common stock under the Exchange Act. If it does so, effective upon filing, its obligation to file reports with SEC would be suspended, and 90 days thereafter the deregistration of Woodland’s common stock could become effective and it would no longer be subject to the requirements of the Exchange Act. It would also no longer be subject to the provisions of the Sarbanes-Oxley Act.

What will happen if the proposal to authorize the Board to effect a Reverse Stock Split is not approved?

If the proposal to authorize the Board to effect a Reverse Stock Split is not approved by our stockholders, we will continue to operate our business. We also may decide to evaluate and explore available alternatives, although the Board of Directors has not yet made a determination that any of those alternatives are feasible or advisable.

If the proposal to authorize the Board to effect a Reverse Stock Split is approved by the stockholders, can the Board of Directors decide not to proceed with the Reverse Stock Split?

As noted above, assuming the proposal to authorize the Board to effect a Reverse Stock Split is passed by the shareholders, it is the intent of the Board of Directors to spinoff Woodland. In addition, even if the proposal to authorize the Board to effect a Reverse Stock Split is approved by the stockholders, the Board of Directors may decide not to proceed with the Reverse Stock Split if it believes that proceeding with the Reverse Stock Split is not in the Company’s best interests or in the best interests of our stockholders, including all unaffiliated stockholders. We do not believe this will be the case, however, and it is our current intention to proceed with the Reverse Stock Split if the proposal to authorize the Board to effect a Reverse Stock Split is approved by stockholders and the spinoff of Woodland.

What are the material U.S. federal income tax consequences of the proposal to authorize the Board to effect a Reverse Stock Split and the spin-off of Woodland?

In general, neither the Company nor any continuing stockholder who does not receive cash in authorized Reverse Stock Split should recognize any gain or loss with respect to the Reverse Stock Split and the receipt of common shares of Woodland. We urge you to consult with your personal tax advisor regarding the tax consequences to you of the Reverse Stock Split.

If the spin-off is completed, will I receive new stock certificates in Woodland?

Yes. The Company anticipates filing a registration statement on Form 10 to register its shares of Woodland in the coming days.  Upon the registration statement becoming effective, the Company expects to move forward with the spin-off.  Once the spin-off is completed, we will send instructions on how to receive any additional shares to which you may be entitled.

OTHER MATTERS

The Board of Directors knows of no business other than that set forth above to be transacted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Form of Proxy to vote the shares they represent as the Board of Directors may recommend.  Discretionary authority with respect to such matters is granted by the execution of the enclosed Proxy.

The Company will mail, without charge and upon written request, a copy of the Annual Report on Form 10-K for the eight month transitional period ended December 31, 2013.  Requests should be sent to 13101 Preston Road, Suite 510, Dallas, Texas 75240, Attn. Chief Executive Officer.  Except as otherwise disclosed in this Proxy Statement, the Transitional Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

By Order of the Board of Directors,

/s/ Scott N. Beck

Scott N. Beck

Chairman of the Board and Chief Executive Officer

February 3, 2015

FORM OF PROXY

CORNERWORLD CORPORATION

13101 Preston Road, Suite 510, Dallas, Texas 75240

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CORNERWORLD CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 25, 2015.

The undersigned (i) acknowledges receipt of the Notice dated February 3, 2015, of the Annual Meeting of Stockholders of CornerWorld Corporation (the “Company”) to be held on Wednesday, March 25, 2015, at 11:00 a.m. local time at the Company’s main offices, 13101 Preston Road, Suite 510, Dallas, Texas 75240 and the Proxy Statement in connection therewith and (ii) appoints Scott N. Beck, the undersigned’s proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned on March 25, 2015, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any postponements or adjournments thereof, and the undersigned directs that this proxy be voted as set forth on the reverse.

If more than one of the proxies named herein shall be present in person or by substitute at the meeting or at any postponements or adjournments thereof, both of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES FOR DIRECTOR, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3.

(Continued and to be signed on the reverse side)

Δ FOLD AND DETACH HERE Δ

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH COMMON STOCKS AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF.

Please mark your votes as indicated in this example	☒

1.	To elect a Director to serve a one-year term expiring in 2015 or until his successor has been duly elected and qualified.

	FOR	WITHHOLD AUTHORITY
Scott N. Beck	☐	☐
Marc Blumberg	☐	☐

FOR ALL NOMINEES EXCEPT AS NOTED ABOVE	☐
WITHHELD FROM ALL NOMINEES	☐

2.	To ratify the selection of Montgomery, Coscia and Greilich, LLP as the Company’s registered public independent accountants for the fiscal year ending December 31, 2015.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.

To approve a proposal to grant the Company’s Board of Directors the authority to effect a Reverse Stock Split of the Company’s outstanding common stock, $0.001 par value per share at an exchange ratio ranging between 1-for-2 and 1-for-100, with the exact exchange ratio to be determined by the Board in its sole discretion, by filing amendments to the Company’s Articles of Incorporation.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

Please mark, sign, date and return your proxy promptly in the enclosed envelope whether or not you plan to attend the Annual Meeting. No postage is required. You may nevertheless vote in person if you do attend.

Dated: _____________________________, 2015

__________________________________________ Signature of Stockholder

__________________________________________ Signature of Stockholder

__________________________________________ Title, if applicable

Δ FOLD AND DETACH HERE Δ